Exhibit 10.21

PATENT LICENSE AGREEMENT [***]

This Patent License Agreement (this “Agreement”) is entered into as of May 15, 2007 (the “Effective Date”) by and between Avistar Systems UK Limited. a UK corporation, having offices at Boston House, 63-64 New Broad Street, London, UK ECZ M1J (“AVUK”), Avistar Communications Corporation, a Delaware corporation, having offices at 1875 South Grant Street, Suite 1000, San Mateo, CA 94402 (“AVISTAR”) and Radvision, Ltd., an Israeli corporation having offices at 24 Raoul Wallenberg Street, Tel Aviv 69719 (“RADVISION”). RADVISION and AVUK and AVISTAR are each a “Party” and collectively the “Parties.”

RECITALS

WHEREAS, AVUK is the legal and beneficial owner of the right to grant sublicense under the CPI Licensed Patents described below through a license received from Collaboration Properties, Inc. a Nevada corporation, having offices at 1875 South Grant Street, Suite 1000, San Mateo, CA 94402 (“CPI”);

WHEREAS, AVUK is willing to grant a nonexclusive license under the CPI Licensed Patents to RADVISION and its Affiliates;

WHEREAS, AVUK and CPI are wholly owned subsidiaries of AVISTAR;

WHEREAS, RADVISION desires a nonexclusive license under CPI Licensed Patents subject to the terms and conditions set forth herein; and

WHEREAS, RADVISION and its Affiliates are the owner of certain RADVISION Licensed Patents (as defined herein) and is willing to grant a nonexclusive license under the RADVISION Licensed Patents.

NOW THEREFORE, the Parties agree as follows:

1.             Definitions

The following capitalized terms shall have the meanings set forth below.  The use of singular shall include the plural and vice versa, where appropriate.

1.1                                 “Affiliate” shall mean, in the case of AVUK, a Person that is under Control of AVISTAR and, in the case of RADVISION, a Person that is under the Control of RADVISION.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

1.2                                 “Building Local Exchange Carrier System” shall mean a multi-tenant building video networking system that provides building-internal video networks and services in office towers, industrial parks, hotels, and apartment complexes. Such a system may include access to broadband carriers, building-internal switches, building internal video storage servers, and building-internal multipoint control units.

1.3                                 “Control” shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person or, with respect to a limited partnership or other similar Person, its general partner or controlling Person.  A Person shall be an Affiliate only so long as such control exists.

1.4                                 “Disputes” shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement.

1.5                                 “Instant Messaging System” shall mean any system that provides instant messaging call initiation, login-based call routing, and presence indication. Such a system may be implemented in hardware, software, or a combination thereof.

1.6                                 “CPI Licensed Patents” shall mean all patents and patent applications and any patents issuing therefrom worldwide that have or are entitled to the benefit of a filing date on or before the Effective Date that are owned or licensable by AVUK as of the Effective Date without the payment of royalties or other consideration to an unaffiliated third party. CPI Licensed Patents shall include, without limitation, the patents and patent applications set forth in Exhibit A.

1.7                                 “RADVISION Licensed Patents” shall mean all patents and patent applications and any patents issuing therefrom worldwide that have or are entitled to the benefit of a filing date on or before the Effective Date that are owned or licensable by RADVISION or its Affiliates as of the Effective Date without the payment of royalties or other consideration to an unaffiliated third party.

1.8                                 “RADVISION Licensed Products” shall mean Multimedia Communications Systems and/or any parts or components thereof which are sold by RADVISION or its Affiliates, or their dealers, partners, resellers or agents, which are licensed or manufactured by or for RADVISION or its Affiliates and which are covered by one or more claims of the CPI Licensed Patents which, absent the license granted to RADVISION hereunder, would infringe a claim of any of the CPI Licensed Patents.  Licensed Products shall not mean Instant Messaging Systems, Building Local Exchange Systems, Voice Over Internet Protocol Systems, Metropolitan Area Network Systems, Data-Protocol Transmission Carrier Systems, and

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                RADVISION Developer Products except to the extent that any or all of them are incorporated in RADVISION Multimedia Communication Systems.

1.9                                 “AVISTAR Licensed Products” shall mean Multimedia Communications Systems and/or any parts or components thereof which are sold by AVISTAR or its Affiliates, or their dealers, partners, resellers or agents, which are licensed or manufactures by or for AVISTAR or its Affiliates and which are covered by one or more claims of the RADVISION Licensed Patents which, absent the license granted to AVISTAR hereunder, would infringe a claim of any of the RADVISION Licensed Patents.  Licensed Products shall not mean Instant Messaging Systems, Building Local Exchange Systems, Voice Over Internet Protocol Systems, Metropolitan Area Network Systems, Data-Protocol Transmission Carrier Systems, and RADVISION Developer Products except to the extent that any or all of them are incorporated in AVISTAR Multimedia Communication Systems.

1.10                           “Metropolitan Area Network System” shall mean a networking system that provides interbuilding communications and services in a local geographical region utilizing cable plant. Such a system may include a multimedia central office, access to broadband carriers, switches, multiplexers, routers, video storage servers, and multipoint control units.

1.11                           “Person” shall mean an individual, corporation, partnership, association, trust, incorporated organization, governmental authority, other entity or group (as defined in Section 13(d)(3) of the Exchange Act of 1934, as amended as of the Effective Date).

1.12                           “RADVISION Developer Products” shall mean all RADVISION development tool products, development environment products, and API-oriented software products as used for communication signaling protocols, communication transport protocols, communication session protocols, protocol conversion, multiplexing, call control, advanced call control, connection management, multi-line operation, user interface, restart, media encoding/decoding/transcoding, codec interfacing, endpoint operation, encryption, network security, server operation, conference bridge, gateway, gatekeeper, blocking/non-blocking resource management, text and video messaging applications, semantic level processing, message parsing, message transactions, presence, forking, forwarding, message validation, routing, user authentication, account data collection, code examples, templates, testing, debugging, tracing, analysis, as well as other similar, related, supporting, and underlying functions pertaining to all of the aforementioned. “RADVISION Developer Products” shall include, without limitation, the RADVISION H.323 Protocol Toolkit, SIP Protocol Toolkit, IMS-SIP Toolkit, Java SIP toolkit, 3G-

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

324M Toolkit, Advanced RTP/RTCP Toolkit, RTSP Client Toolkit, MEGACO/H.248 Toolkit, MGCP Toolkit, SIP Server Platform, Videophone Terminal Framework, IP Phone and IAD Terminal Framework, and Media Framework.

1.13                           “RADVISION 3G-324M Developer Product” shall mean the RADVISION 3G-324 Toolkit as defined in the Software License Agreement.

1.14                           “Multi Media Communications System” shall mean a system having two or more endpoints or servers, each designed to work with one or more similar or dissimilar endpoints or servers through network or other connections to implement a two-way video and/or audio and/or data conference.  Such a system may comprise a support for active use of a network connection, video and/or audio codec functions, a processor for implementing at least connection control functions, and may be implemented in hardware, software, or a combination thereof. Such a system may additionally comprise one or more video monitors, video cameras, audio microphones, audio speakers, audio echo cancellation capabilities, network interfaces utilizing unshielded twisted pair network cabling, graphical user interface capabilities, directories or databases of user information, directories or databases of the capabilities of remote equipment, multi-point capabilities, and data conferencing capabilities. Such a system may be implemented in a manner conducive to desktop operation, meeting room operation, or both.

1.15                           “Video Storage or Playback System” shall mean a system comprising video answering functions, video conference recording, video-on-demand, video presentation applications that include synchronized text or graphics, storage area networks supporting video, and video storage servers. Such a system may be implemented in hardware, software, or a combination thereof.

1.16                           “Voice Over Internet Protocol System” shall mean two-way voice telephony communications utilizing data communications protocols.

2.             Grant of Rights to RADVISION

2.1                                 License Grant.  Subject to the terms of this Agreement and the payment pursuant to Section 6 below, AVUK grants to RADVISION and its Affiliates a world wide, non-exclusive, and limited license with the limited right to sublicense (subject to the limitations of 2.3 below) under the CPI Licensed Patents to make, have made (subject to the limitations of Section 2.2 below), use, import, offer to sell, sell, lease, license, or otherwise transfer (whether directly or through resellers, OEMs, partners, distributors or agents) RADVISION Licensed Products.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

2.2                                 Limited Have Made Right. The license granted in Section 2.1 to have products made by another manufacturer shall only apply when the product manufactured for RADVISION is owned by or licensed by or to RADVISION.

2.3                                 No Sublicense Rights.  Except as may be expressly set forth in this Agreement, RADVISION and its Affiliates shall have no right to grant any third party any sublicense or other rights under the CPI Licensed Patents without the express prior written consent of AVUK.   [***] the [***], and [***] the [***] of this [***], RADVISION and its Affiliates [***], [***] with [***] to [***] under the CPI Licensed Patents [***] as [***] be [***] for the [***] and [***] of, [***] any [***] that [***] not [***] the [***] of, the [***].

2.4                               No Other Rights.  AVUK reserves all rights not expressly granted to RADVISION in this Agreement.  Without limiting the generality of the foregoing sentence (i) no license is granted and no rights are exhausted, either directly or by implication, estoppel or otherwise, to RADVISION or any other person for the combination or use of any RADVISION Licensed Products with any other item or product that is not a RADVISION Licensed Product [***] the RADVISION Licensed Product would [***] be a [***] or [***] by RADVISION in such [***] and provided further that [***] to the [***] or the [***] of the [***] which [***] [***] by, is [***] to and [***] with the [***]; (ii) no license or covenant is granted under this Agreement for any third party products on a stand alone basis; and (iii) no right or license is granted herein under any intellectual property (including under any patent, copyrights, trademarks, mask work rights, or trade secret rights) of AVUK or any other Person, other than under the CPI Licensed Patents.

3.             Additional Rights for RADVISION

3.1                                 Covenant not to Sue.  AVUK, on behalf of AVISTAR and its Affiliates grants to RADVISION and its Affiliates personal and non-transferable covenants not to commence or maintain any suit or other action for patent infringement against RADVISION and its Affiliates for past or future patent infringement for RADVISION Developer Products, [***] its [***] for [***] use of [***]. AVUK [***] that RADVISION Developer Products [***] by [***] to [***] a single [***] and the [***] not to [***] herein [***] to the [***] of such [***] to all such [***]. AVUK and AVISTAR and its Affiliates specifically reserve all of their rights to assert its patents and other rights against and provides no covenant not to commence or maintain any suit or other action for patent infringement against products developed by [***] using or incorporating all or portions of RADVISION Developer Products.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

3.2                                 CPI Release for Past Infringement. Subject to the payment set forth in Section 6, AVUK, on behalf of AVISTAR and its Affiliates which are Affiliates as of the Effective Date, as releasor, irrevocably releases RADVISION, its Affiliates which are Affiliates as of the Effective Date and its and their respective distributors, resellers, OEMs, partners, agents, customers and users, mediate and intermediate, from any and all claims of infringement of CPI’s Licensed Patents which claims are based on acts, which, had they been performed after the Effective Date would have been licensed under this Agreement.

4.             Grant of Rights to AVISTAR

4.1                                 License Grant.  Subject to the terms of this Agreement RADVISION grants to AVISTAR and its Affiliates a world wide, non-exclusive, and limited license with the limited right to sublicense (subject to the limitations of Section 4.3 below) under the RADVISION Licensed Patents to make, have made (subject to the limitations of Section 4.2 below), use, import, offer to sell, sell, lease, license, or otherwise transfer (whether directly or through resellers, OEMs, partners or distributors) AVISTAR Licensed Products.

4.2                     Limited Have Made Right. The license granted in Section 4.1 to have products made by another manufacturer shall only apply when the product manufactured for AVISTAR is owned by or licensed by or to AVISTAR.

4.3                                 No Sublicense Rights.  Except as may be expressly set forth in this Agreement, AVISTAR and its Affiliates shall have no right to grant any third party any sublicense or other rights under the RADVISION Licensed Patents without the express prior written consent of RADVISION.   [***] the [***], and [***] the [***] of the [***], AVISTAR and its Affiliates [***], [***] with [***] to [***] under the RADVISION Licensed Patents [***] as [***] be [***] for the [***] and [***] of, [***] any [***] that [***] not [***] the [***] of, the [***].

4.4                                 No Other Rights.  RADVISION reserves all rights not expressly granted to AVISTAR in this Agreement.  Without limiting the generality of the foregoing sentence (i) no license is granted and no rights are exhausted, either directly or by implication, estoppel or otherwise, to AVISTAR or any other person for the combination or use of any AVISTAR Licensed Products with any other item or product that is not a AVISTAR Licensed Product [***] the AVISTAR Licensed Product would [***] be a [***] or [***] by AVISTAR in such [***] and provided further that [***] to the [***] or the [***] of the [***] which is [***] by, is [***] to and [***] with the [***]; (ii) no license or covenant is granted under this Agreement for any third party products on a stand alone basis; and (iii) no right or license is granted herein under any intellectual property (including under any patent, copyrights, trademarks, mask work rights, or trade secret rights) of

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                RADVISION or any other Person, other than under the RADVISION Licensed Patents.

5.             Additional Rights For AVISTAR

5.1                                 RADVISION Release for Past Infringement.  RADVISION, as releasor, on behalf of itself and its Affiliates which are Affiliates as of the Effective Date, irrevocably releases AVISTAR, its Affiliates which are Affiliates as of the Effective Date and its and their respective distributors, customers and users from any and all claims, whether known or unknown, of patent infringement occurring on or before the Effective Date which claims are based on acts, which, had they been performed after the Effective Date would have been licensed under this Agreement.

6.             Payments

6.1                               Payments and Other Consideration.  In partial consideration of the licenses, releases and other rights granted to RADVISION and its Affiliates under this Agreement, RADVISION shall pay to AVUK four million United States dollars ($4,000,000). Such payment shall be made before June 30, 2007 by electronic funds transfer to the account specified below.

AVUK Account Information:

Bank: [***]

Address: [***]

Company:  Avistar Systems (UK) Limited.

Address: [***]

Swiss Code: [***]

6.2                                 RADVISION shall also grant to AVISTAR and its Affiliates a fully paid-up license to the RADVISION 3G-324M Toolkit as of the Effective Date, including standard maintenance support at no charge for two years from the Effective Date, in accordance with the license agreement set forth as Attachment B.

7.             Warranties and Representations

7.1                                 General. Each Party represents and warrants to the other Party as of the Effective Date that:

(a)           it is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization;

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(b)           it has the authority to (i) enter into this Agreement, (ii) extend the rights, licenses and sublicenses granted to the other Party under this Agreement, and (iii) undertake and fully perform its obligations under this Agreement;

(c)           it is not subject to a petition for relief under any bankruptcy legislation, it has not made an assignment for the benefit of creditors, it is not subject to the appointment of a receiver for all or a substantial part of its assets, and it is not contemplating taking any of the foregoing actions; and

(d)           all necessary consents, approvals and authorizations of all regulatory and governmental authorities and other Persons required to be obtained by it in connection with (i) the execution and delivery of this Agreement, (ii) its granting of rights and licenses hereunder, and (iii) the performance of its obligations hereunder have been obtained.

7.2                                 Absence of Patent Warranties.  Nothing in this Agreement shall be construed (i) as a warranty or representation by AVUK or RADVISION as to the validity, enforceability or scope of any of the claims of the Licensed Patents, or (ii) as a warranty or representation that any Licensed Product, or anything else made, used, sold, imported or otherwise disposed of under the licenses granted in Section 2 and 4 is, or will be, free from infringement of any patents, copyrights, trade secrets, trademarks, or any other intellectual property or proprietary rights of third parties.

7.3                                 No Obligations. AVUK and its Affiliates shall have no obligation hereunder to institute any action or suit against any Person for infringement of any of the CPI Licensed Patents or to defend any action or suit brought by a Person that challenges or concerns the validity of any of the CPI Licensed Patents. RADVISION shall have no right to institute any action or suit against Persons for infringement of any of the CPI Licensed Patents. AVUK is not, nor is any of its Affiliates, required to file any patent application, or to secure any patent or patent rights, or to maintain any patent in force. RADVISION shall have no obligation hereunder to institute any action or suit against any Person for infringement of any of the RADVISION Licensed Patents or to defend any action or suit brought by a Person that challenges or concerns the validity of any of the RADVISION Licensed Patents. AVUK shall have no right to institute any action or suit against Persons for infringement of any of the RADVISION Licensed Patents. RADVISION is not, nor is any of its Affiliates, required to file any patent application, or to secure any patent or patent rights, or to maintain any patent in force.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

7.4                                 Other Transactions.  Either Party may assign, convey, sell, lease, encumber, license, sublicense or otherwise transfer to a third party any and all of its Licensed Patents provided that any such transaction is made subject to all rights and licenses of the other Party arising from this Agreement and shall not impose any additional obligations on such other Party.

8.             Disputes

It is the intent of the Parties and subject to the termination provisions of this Agreement that Disputes be resolved expeditiously, amicably and at the level within each Party’s organization that is most knowledgeable about the disputed issue. As a result, the Parties agree that all Disputes arising under this Agreement will be resolved by the procedure outlined in this Section 8:

8.1                                 The complaining Party will notify the other Party in writing of the dispute, and the non-complaining Party will exercise good faith efforts to resolve the matter as expeditiously as possible.

8.2                               In the event that such matter remains unresolved twenty (20) days after the delivery of the complaining Party’s written notice, a senior representative of each Party will meet or participate in a telephone conference call within ten (10) business days of a request for such a meeting or conference call by either Party to resolve the Dispute.

8.4                                 If the Parties are unable to reach a resolution of the Dispute after following the above procedure, any Dispute will be resolved exclusively by binding arbitration in accordance with the terms of this Section 8.

8.5                               Arbitration proceedings will be administered by the American Arbitration Association (“AAA”) in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration will be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code). The arbitration will be conducted at a location in New York, New York selected by the AAA. All discovery activities will be expressly limited to matters directly relevant to the dispute being arbitrated. Judgment upon any award rendered in arbitration may be entered in any court having jurisdiction.

8.6                               Arbitrators must be active members of the Bar of a U.S. state or retired judges of the state or federal courts, with expertise in patent law, licensing law and other substantive laws, applicable to the subject matter of the Dispute. Any Dispute will be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings. Notwithstanding

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

anything herein to the contrary, the arbitrators will be required to make specific, written findings of fact and conclusions of law.

8.7                                 To the maximum extent practicable, the AAA, the arbitrators and the Parties will take all action required to conclude any arbitration proceeding within one hundred and eighty (180) days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation.

9.             Termination

9.1                                 Term.  Subject only to the provisions of Section 9.2 below, the term of this Agreement shall commence upon the Effective Date and terminate on the date on which the last of the Licensed Patents expires (the “Term”). The provisions of Sections 1, 3, 5, 6.2, 7, 8, 9.4, and 11 shall survive any termination or expiration of this Agreement.

9.2           Material Breach.

If a Party:

(a) materially breaches this Agreement in a manner that cannot be cured;

(b) materially breaches this Agreement in a manner that can be cured and such breach remains uncured for thirty (30) days following written notice of breach by the other Party

                Such breach shall be considered a “Material Breach”.

9.3                               Termination by the Non-Breaching Party.  In the event of a Material Breach, as defined by Section 9.2, the non-breaching Party may terminate this Agreement thirty (30) days following written notice to the breaching Party.

9.4                                 Bankruptcy.  All licenses and releases granted to a Party and its Affiliates under this Agreement are deemed to be, for the purpose of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to intellectual property as defined under Section 101 of the U.S. Bankruptcy Code, as amended.  The Parties agree that any Party who is a licensee or beneficiary of such rights under this Agreement, shall retain and may exercise all of its rights and elections under the U.S. Bankruptcy Code, as amended.  To the extent that similar protections of its rights are available to the Parties and Affiliates in foreign jurisdictions, the Parties agree that they shall be entitled to retain and exercise all such rights.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

10.          Assignment

10.1                         Assignment. Neither Party may assign this Agreement or otherwise transfer any of its rights and interests, nor delegate any of its obligations hereunder, by operation of law or otherwise (including pursuant to a merger, recapitalization, share exchange, consolidation or other transaction), without the prior written consent of the other Party; provided, that AVUK may assign this Agreement as a whole, effective upon written notice to RADVISION, to any entity that acquires all or substantially all of the assets of AVUK or substantially all of the portions of its business to which this Agreement relates or that is the surviving entity in a merger, recapitalization, share exchange or consolidation with AVUK; and provided, further, that AVISTAR may assign its licenses effective on written notice to RADVISION to any entity that acquires all or substantially all of the assets of AVISTAR or substantially all of the portions of its business to which this Agreement relates or that is the surviving entity in a merger, recapitalization, share exchange or consolidation but in such event AVISTAR Licensed Products shall be limited to those AVISTAR Licensed Products offered for sale by AVISTAR at the date of the assignment and such products then under development by AVISTAR which are offered for sale by AVISTAR or its assignee within eighteen (18)  months of the date the assignment and updates, upgrades and natural extensions of such products and which products in all cases are primarily based on such products; and provided, further, that RADVISION may assign this agreement as a whole effective on written notice to AVUK to any entity that acquires all or substantially all of the assets of RADVISION or substantially all of the portions of its business to which this Agreement relates or that is the surviving entity in a merger, recapitalization, share exchange or consolidation but in such event RADVISION Licensed Products shall be limited to those RADVISION Licensed Products offered for sale by RADVISION at the date of the assignment and such products then under development by RADVISION which are offered for sale by RADVISION or its assignee within eighteen (18) months of the date the assignment and updates, upgrades and natural extensions of such products and which products in all cases are primarily based on such products. Neither Party may assign this Agreement or otherwise transfer any of its rights and interests, nor delegate any of its obligations hereunder, by operation of law or otherwise to Tandberg. This Agreement shall be binding upon, and inure to the benefit of, the legal representatives, successors and permitted assigns of the Parties. Any attempt to assign or delegate all or any portion of this Agreement in violation of this Section 10.1 shall be void. Except as otherwise expressly provided herein, there shall be no third party beneficiaries, either express or implied, to this Agreement.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

10.2                           In the event RADVISION assigns this Agreement in accordance with the provisions of Section 10.1, the covenant not to sue of Section 3.1 shall extend to the assignee [***] for [***] offered for [***] by [***] at the date of the assignment and such [***] then under development by RADVISION which are offered for sale by RADVISION or its assignee within eighteen (18) months of the date the assignment and updates, upgrades and natural extensions of such [***] which do not materially expand the functionality of such [***].

10.3                           Either Party or its Affiliates (hereafter the Forming Party), at its option and upon written notice to the other Party, may [***] or [***] an [***] which will have the following [***] and be [***] to the following [***].

The [***] shall have:

(a)          A [***] of [***] within the [***] of the [***];

(b)         [***] of at least [***];

(c)          [***] including [***]; and

(d)         The [***] shall be the [***] of at least [***] or [***] of the [***] or other [***] interest of the [***].

Upon ninety (90) days written request to the other Party, the other Party will [***] the [***] a [***] upon [***] and [***] of [***] subject to the following:

(a)          The [***] to the [***] will be the [***] and the [***].

(b)         The [***] of the [***] in the [***] will be consistent with the [***] products and [***] of [***] of the [***] as defined by the [***] and such definition of [***] will be [***] and [***] from the [***] of the [***] under this Agreement; and

(c)          The [***] shall not include [***] of [***].

Each Party to this Agreement shall [***] to [***] or [***] during the term of this Agreement.

11.          General Provisions

11.1                           Expenses of the Parties.  Each Party shall pay its own expenses incurred in connection with the negotiation, execution and performance of this Agreement.

11.2                           Waiver.  No term or provision hereof will be considered waived by either Party, and no breach excused by either Party, unless such waiver or consent is in writing and signed by an authorized representative on behalf of the Party against whom the waiver is asserted.  No consent by either Party to, or waiver of, a breach by

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                either Party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other different or subsequent breach by either Party.

11.3                           Amendment and Modification.  This Agreement may be amended, modified and/or supplemented only by means of a written amendment, signed by the authorized representatives of the Parties, which specifically refers to this Agreement.

11.4                           Notices.  Any notice to any Party hereto given pursuant to this Agreement shall be in writing and given by certified or registered first-class mail, return receipt requested, or by reputable private courier having an established tracking capability addressed as follows:

               if to AVUK and AVISTAR:                 AVUK

                                                                Boston House

                                                                64-64 New Broad Street

                                                                London, UK ECZ M1J

                                                                AVISTAR

                                                                1875 South Grant Street

                                                                Suite 1000

                                                                San Mateo, CA 94402

                                                                Attention:  Chief Financial Officer

               if to RADVISION:                                 24 Raoul Wallenberg Street

                                                                Tel Aviv, 69719

                                                                Israel

                                                                Attention: General Counsel

A Party may change its address for notice by written notice to the other Party.

11.5                           Governing Law and Venue.  This Agreement is made and shall be construed in accordance with and any arbitration under Section 8 will be governed by the laws of the State of New York, without regard to the conflict of laws provisions thereof.  This Agreement shall be subject to the exclusive jurisdiction of any Federal or State court sitting within the geographic boundaries of the Southern District of New York, and each Party submits to the personal jurisdiction of any such court and waives any objection it may have to the laying of venue therein.

11. 6                        Headings.  Headings are supplied herein for convenience only and shall not be deemed a part of this Agreement for any purpose.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

11.7                           Severability.  If any term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such terms or provisions to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

11.8                           Confidentiality.  Except as may be required by law or regulations, neither Party shall disclose any of the terms, conditions or other provisions of this Agreement without the prior written consent of the other Party. In the event of such required disclosure, the disclosing Party shall provide advance notice to the other Party and take all reasonable steps to obtain a protective order or confidential treatment for this Agreement.

11.9                           Press Release. RADVISION and AVISTAR shall make the press release announcement set forth in Exhibit C. CPI may also disclose that RADVISION is a licensee of the CPI Licensed Patents without reference to any of the specific terms or conditions of this Agreement,

11.10                     Consequential Damages.  IN NO EVENT WILL ANY PARTY BE LIABLE FOR LOST PROFITS, OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL OR EXEMPLARY DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT.  THIS LIMITATION WILL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOT WITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

11.11                     Parties Advised by Counsel. This Agreement has been negotiated between unrelated Parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self interest. In addition, each Party has been represented by legal counsel. This Agreement shall not be interpreted or construed against any Party to this Agreement because that Party or any attorney or representative for that Party drafted or participated in the drafting of this Agreement.

11.12                     Compliance. The Parties shall comply with all federal, state and local laws (including regulations, orders and ordinances) now or hereafter enacted, of any jurisdiction in which performance occurs or may occur hereunder. Without limitation, each Party hereby acknowledges that the rights and obligations of this Agreement are subject to the laws and regulations of the United States relating to the export of products and technical information, and it shall comply with all such laws and regulations.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

11.13                     Entire Agreement and Facsimile Execution.  This Agreement comprises the entire agreement between the Parties hereto as to the subject matter hereof and supersedes all prior discussions, agreements and understandings, written or oral, between them relating thereto.  This Agreement may be executed in counterparts and via facsimile and such counterparts shall be treated as an original or when signed, via facsimile, by both Parties; nevertheless, any one of the Parties may require the follow-up exchange of originals in hardcopy by so requesting in writing within five (5) days of counterpart or facsimile execution.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed below by their respective duly authorized representatives.

RADVISION LTD.		AVISTAR SYSTEMS UK LIMITED

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

Date:	6/24/07	Date:	6/26/07

By:	[***]

Name:	[***]

Title:	[***]

Date:	6/25/07

AVISTAR COMMUNICATIONS CORPORATION (Signing to confirm it is the parent company of CPI and that AVUK has the rights to grant the licensed to the CPI Licensed Patents to RADVISION and as the recipient of the patent licenses and other rights from RADVISION)

By:	[***]

Name:	[***]

Title:	[***]

Date:	6/26/07

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Attachment A

CPI Patents

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[***]

CPI Applications

Published

(U.S. Publication Application Number)

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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]

Unpublished

(United States)
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[***]	[***]	[***]	[***]	[***]

(Canada)
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(European)
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Attachment C

Press Release

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.